SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 25, 2002


                           SPECTRASITE HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


         56-2027322                                     0-27217
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(Commission File Number)                 (I.R.S. Employer Identification Number)


                            100 REGENCY FOREST DRIVE
                                    SUITE 400
         CARY, NORTH CAROLINA                                   27511
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(Address of principal executive offices)                      (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS.
                  ------------

         On June 25, 2002, SpectraSite Holdings Inc. (the "Company") issued a press release reporting developments in the lawsuit filed by certain holders of the Company's outstanding 10.75% Senior Notes due 2010, 12.50% Senior Notes due 2010, 12.00% Senior Discount Notes due 2008, 11.25% Senior Discount Notes due 2009 and 12.875% Senior Discount Notes due 2010 (collectively, the "Notes") and announcing it has extended its tender offers to purchase a portion of the Notes. The Company has extended the expiration date of its tender offers until 5:00 p.m., New York City time, on July 12, 2002, unless further extended.

         In addition, the Funding Agreement with Welsh, Carson, Anderson & Stowe has been amended to reflect the extension of the offers.

         A copy of the press release as well as the amendment to the Funding Agreement are attached to this Report as exhibits and are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (a)      Financial statements of businesses acquired.

         None.

         (b)      Pro forma financial information.

         None.

         (c)      Exhibits.

         10.1 Third Consent and Amendment to Funding Agreement, dated June 25, 2002, by and among the Registrant, SpectraSite Intermediate Holdings, LLC and the Purchasers (as defined therein).

         99.1     Press Release dated June 25, 2002.


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                                                                               3


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SPECTRASITE HOLDINGS, INC.

Dated:     June 27, 2002           BY:  /s/ Daniel I. Hunt
                                        ---------------------------------------
                                                Daniel I. Hunt
                                                Vice President and
                                                Principal Accounting
                                                Officer


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                                                                               4


EXHIBIT INDEX
-------------

         10.1 Third Consent and Amendment to Funding Agreement, dated June 25, 2002, by and among the Registrant, SpectraSite Intermediate Holdings, LLC and the Purchasers (as defined therein).

         99.1     Press Release dated June 25, 2002.